PB Capital

SWAP TRANSACTION CONFIRMATION

Date: January 29, 2010

To: FOUNDRY PARK I, LLC ("Party B")

c/o Newmarket Development Corporation, Manager 330 South Fourth Street

Richmond, VA 23219-4350

Attention: David Fiorenza

From: PB CAPITAL CORPORATION ("Party A") Ref No.: 212505

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement referred to below.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), as amended from time to time, are incorporated into this Confirmation.

    This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between you and us dated as of January 29, 2010, including the Schedule thereto, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the ISDA Master Agreement will govern this Confirmation except as expressly modified herein.

    The terms of the Transaction to which this Confirmation relates are as follows: Trade Date: January 29, 2010

Notional Amount: On the Effective Date, USD68,400,000.00, and

thereafter, for each Calculation Period, the amount set forth opposite that Calculation Period on Attachment I hereto.

Effective Date: January 29, 2010

Termination Date: January 29, 2015, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer: Foundry Park, I, LLC

Fixed Rate Payer Payment Dates: The first day of each month, commencing on March 01,

2010 up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate: 2.642% per annum.

Fixed Rate Day Count Fraction: Actual/360

Floating Amounts:

Floating Rate Payer: PB Capital Corporation

Floating Rate Payer Payment Dates: The first day of each month, commencing on March 01,

2010 up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Option: USD-LIBOR-BBA

Designated Maturity: 1 month

Floating Rate for initial Calculation Period: 0.22906%

Floating Rate Day Count Fraction: Actual/360

Reset Dates: In respect of each Calculation Period, the date shown under "Reset Date" in Attachment I hereto, subject to the Modified Following Business Day Convention.

Business Days: New York

Calculation Agent: PB Capital Corporation

Offices

    The office of PB Capital Corporation for this transaction is 230 Park Avenue, New York, New York 10169
    The office of Foundry Park I, LLC for this transaction is 330 South Fourth Street, Richmond, VA 23219-4350

5. Governing Law

This Confirmation will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us by fax to 212-756-5536, and with an original signed copy to our contact address as shown in the ISDA Master Agreement within three Business Days thereafter.

Very truly yours,

PB CAPITAL CORPORATION

Accepted and confirmed as of date first above written: FOUNDRY PARK I, LLC

By: NEWMARKET DEVELOPMENT CORPORATION, Manager

By: /s/ Bruce R. Hazelgrove, III

Name: Bruce R. Hazelgrove, III

Title: Vice President

ATTACHMENT I

NOTIONAL AMOUNT AND RESET DATES Calculation Period Beginning Reset Date Notional Amount

29-Jan-10 29-Jan-10 68,400,000.00

1-Mar-10 25-Feb-10 68,193,423.55

1-Apr-10 30-Mar-10 67,985,556.00

3-May-10 29-Apr-10 67,776,389.28

1-Jun-10 27-May-10 67,565,915.26

1-Jul-10 29-Jun-10 67,354,125.78

2-Aug-10 29-Jul-10 67,141,012.62

1-Sep-10 27-Aug-10 66,926,567.50

1-Oct-10 29-Sep-10 66,710,782.10

1-Nov-10 28-Oct-10 66,493,648.04

1-Dec-10 29-Nov-10 66,275,156.89

3-Jan-11 30-Dec-10 66,055,300.17

1-Feb-11 28-Jan-11 65,834,069.35

1-Mar-11 25-Feb-11 65,611,455.83

1-Apr-11 30-Mar-11 65,387,450.98

2-May-11 28-Apr-11 65,162,046.10

1-Jun-11 27-May-11 64,935,232.44

1-Jul-11 29-Jun-11 64,707,001.19

1-Aug-11 28-Jul-11 64,477,343.50

1-Sep-11 30-Aug-11 64,246,250.45

3-Oct-11 29-Sep-11 64,013,713.07

1-Nov-11 28-Oct-11 63,779,722.33

1-Dec-11 29-Nov-11 63,544,269.14

3-Jan-12 29-Dec-11 63,307,344.37

1-Feb-12 30-Jan-12 63,068,938.82

1-Mar-12 28-Feb-12 62,829,043.24

2-Apr-12 29-Mar-12 62,587,648.31

1-May-12 27-Apr-12 62,344,744.66

1-Jun-12 30-May-12 62,100,322.86

2-Jul-12 28-Jun-12 61,854,373.43

1-Aug-12 30-Jul-12 61,606,886.81

4-Sep-12 31-Aug-12 61,357,853.40

1-Oct-12 27-Sep-12 61,107,263.53

1-Nov-12 30-Oct-12 60,855,107.48

3-Dec-12 29-Nov-12 60,601,375.45

2-Jan-13 28-Dec-12 60,346,057.60

1-Feb-13 30-Jan-13 60,089,144.01

1-Mar-13 27-Feb-13 59,830,624.71

1-Apr-13 27-Mar-13 59,570,489.66

1-May-13 29-Apr-13 59,308,728.77

3-Jun-13 30-May-13 59,045,331.87

1-Jul-13 27-Jun-13 58,780,288.74

1-Aug-13 30-Jul-13 58,513,589.09

3-Sep-13 30-Aug-13 58,245,222.57

1-Oct-13 27-Sep-13 57,975,178.76

1-Nov-13 30-Oct-13 57,703,447.18

Calculation Period Beginning Reset Date Notional Amount

2-Dec-13 28-Nov-13 57,430,017.27

2-Jan-14 30-Dec-13 57,154,878.43

3-Feb-14 30-Jan-14 56,878,019.97

3-Mar-14 27-Feb-14 56,599,431.14

1-Apr-14 28-Mar-14 56,319,101.13

1-May-14 29-Apr-14 56,037,019.06

2-Jun-14 29-May-14 55,753,173.98

1-Jul-14 27-Jun-14 55,467,554.87

1-Aug-14 30-Jul-14 55,180,150.64

2-Sep-14 29-Aug-14 54,890,950.13

1-Oct-14 29-Sep-14 54,599,942.12

3-Nov-14 30-Oct-14 54,307,115.31

1-Dec-14 27-Nov-14 54,012,458.33

2-Jan-15 30-Dec-14 53,715,959.74